THE TRAVELERS VARIABLE LIFE SEPARATE ACCOUNT THREE
                THE TRAVELERS VARIABLE LIFE SEPARATE ACCOUNT ONE

                      SUPPLEMENT DATED JANUARY 24, 2005 TO
                  THE VINTAGELIFE PROSPECTUS DATED MAY 3, 2004


THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION IN YOUR VARIABLE CONTRACT PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT AND KEEP IT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

It is anticipated that a special meeting of shareholders of the TRAVELERS SERIES
TRUST: MFS EMERGING GROWTH PORTFOLIO (the "Fund"), an underlying investment option offered through your variable contract, will take place on February 18, 2005 ("the Shareholder Meeting"). The purpose of this meeting is to vote on a proposed reorganization whereby the Fund will be merged into and with MFS Mid Cap Growth Portfolio, another series of The Travelers Series Trust ("the Reorganization"). Shareholders of record of the Fund as of December 15, 2004 are entitled to vote at the Shareholder Meeting. If approved, the Reorganization is expected to be effective upon the opening of business on February 28, 2005.

If the Reorganization is approved, any money invested in the Fund as of February 25, 2005 will automatically be transferred to MFS Mid Cap Growth Fund and the MFS Emerging Growth Portfolio will no longer be available to you as an investment option under your variable contract. After the Reorganization, the MFS Mid Cap Growth Portfolio will be available as investment option under your variable contract.










January 2005                                                             L-24481